1 NOVEMBER 2015 COMPANY PRESENTATION

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2014, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, including reconciliations of any non-GAAP financial measures found herein, please reference the supplemental report furnished by the Company on a Current Report on Form 8-K filed on October 29, 2015. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. Unless otherwise noted, all data herein is as of September 30, 2015.

3 PRESENTATION OVERVIEW 221 Main Street • Positioned for Success • Portfolio Operations - San Francisco - New York City - Washington, D.C. - Boston - Atlanta - Houston - Los Angeles - Other Markets - Planned Dispositions • Balance Sheet Overview 4 15 16 19 22 24 25 27 29 30 32 34

4 POSITIONED FOR SUCCESS View of 333 Market Street, San Francisco

5 POSITIONED FOR SUCCESS Company formed in 2003; raised/invested over $5B Rated investment-grade by S&P and Moody’s Acquired Market Square in Washington, D.C. 2011 and Prior Listed shares on NYSE Expanded in San Francisco by acquiring 221 Main Street and 650 California Street Sold 23 non-core assets, reducing markets from 25 to 15 2013 - 2014 2012 Acquired 333 Market Street in San Francisco Sold nine-property portfolio, reducing markets from 30 to 26 Created dedicated management team 333 Market Street Expanded in target markets with purchase of 315 Park Ave. S. and 229 W. 43rd Street in New York and 116 Huntington Ave. in Boston Sold 11 suburban, non-core assets 2015 315 Park Ave. S. Executing Growth Strategy

6 POSITIONED FOR SUCCESS San Francisco Western Region Management Office Washington, D.C. Eastern Region Management Office Atlanta Corporate Headquarters LEADERSHIP TEAM • Nelson Mills, CEO • Jim Fleming, CFO • Drew Cunningham, SVP – Real Estate Operations • Dave Dowdney, SVP – Western Region • Wendy Gill, SVP – Corporate Operations and CAO • Kevin Hoover, SVP – Real Estate Transactions Regional Management Platform

7 POSITIONED FOR SUCCESS 92% 66% 34% 21% 8% 20% 3% 9% 5% 13% 27% 33% 8% 10% 9% 10% 7% 8% 21% 24% 40% 60% 74% 100% 100% 100% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% SLG VNO BXP CXP YE2015 KRC PDM BDN CUZ HIW PKY New York City Boston (CBD) San Francisco Washington, D.C. West L.A. All Other Note: As of 9/30/2015, sourced from Green Street Advisors Company Snapshots, company filings, and SNL Financial; CXP YE2015 based on annualized lease revenue as of 9/30/15, pro forma for the Market Square joint venture on 10/28/2015 and additional dispositions referenced on slides 32 and 33. “High-Barrier Markets” as defined by Green Street Advisors. Competitive Market Exposure High-Barrier REITs Low-Barrier REITs N et O pe ra tin g In co m e

8 $36.75 $34.00 $32.50 $22.25 $18.00 $17.00 $17.00 $14.50 $14.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 BXP SLG VNO CXP KRC PDM PKY BDN HIW CUZ POSITIONED FOR SUCCESS High-Barrier REITs Low-Barrier REITs Net Rent Per Square Foot Source: For CXP, as of the date noted. For all others, Green Street Advisors Office Sector Update as of 9/02/2015 or recent public filings. 1Actual full-year results. 2 As of 9/30/15, pro forma for the Market Square joint venture on 10/28/2015 and additional dispositions referenced on slides 32 and 33. $24.81 Q315 $18.07 2011A1 $26.84 2015YE2

9 POSITIONED FOR SUCCESS High-Barrier Markets / CBD Sub-Markets • Concentration in markets with long-term demand growth and constrained supply • Capitalize on urbanization trends Highly Competitive Assets • Premier physical and locational attributes • Primarily multi-tenanted, which positions us to benefit from improving market trends and hedges against expiration concentration Growth Focus • Value-add assets with near-term leasing and/or renovation opportunities Target Portfolio Profile 116 Huntington Avenue

10 POSITIONED FOR SUCCESS Portfolio Profile All data above based on Annualized Lease Revenue. Urban-Infill properties include University Circle in Palo Alto, CA (San Francisco); 515 Post Oak in Houston’s Galleria submarket; Lindbergh Center in Atlanta’s Buckhead submarket; and Pasadena Corporate Park in Pasadena, CA (Los Angeles). High-Barrier markets include Boston, New York, San Francisco, and Washington, D.C. 12015 YE based on annualized lease revenue as of 9/30/15, pro forma for the Market Square joint venture on 10/28/2015 and additional dispositions referenced on slides 32 and 33. 45% Single- Tenant Q4 │ 2011 44% Suburban 2015 YE1 55% Multi- Tenant 38% CBD 18% Urban Infill 49% Increase in Portfolio Net Rent (2011YE to 2015YE) 60% ALR from High-Barrier Markets1 83% ALR from Target Markets San Francisco, New York, Washington D.C., Boston, S. California, Atlanta, Houston 75% Multi- Tenant 25% Single- Tenant 18% Suburban 64% CBD 18% Urban Infill

11 POSITIONED FOR SUCCESS Dispositions Accomplished 2015 YTD 11 properties sold $433M in proceeds Total since Q4 2011 46 properties sold exiting 17 markets • Predominantly suburban and single-tenant assets • 49% Market Square joint venture $2.1B in proceeds Additional Dispositions Baltimore, Cleveland, and Newark; Suburban Chicago, Maryland, and N. Virginia $690M - $810M in proceeds

12 POSITIONED FOR SUCCESS Acquisitions Accomplished 2015 YTD Expanded in Manhattan and entered Boston CBD $1.1B invested All acquisitions are CBD, multi-tenant properties 3 acquisitions* (1 core, 2 value-add) *Does not include 1881 Campus Commons in Reston, VA, acquired on January 7, 2015, as this property is being marketed for sale. Total Since Q4 2011 San Francisco and Manhattan now our two largest markets $2B invested All acquisitions are CBD and 5 are multi-tenant* 6 acquisitions* (2 core, 4 value-add)

13 678K SF 395K SF 600K SF 191K SF 610K SF 230K SF 322K SF 118K SF 81K SF 183K SF 432K SF 680K SF 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 2015 2016 2017 2018 2019 2020 SanTan Corp Ctr Toyota Motor Credit 133K SF 222 E. 41st St. Jones Day 353K SF CH2M 107K SF Energy Center I Foster Wheeler 332K SF University Circle DLA Piper 119K SF Office Max 354K SF Key Center Thompson Hine 166K SF 800 N. Frederick IBM 393K SF POSITIONED FOR SUCCESS Same Store 2014/2015 Acquisitions Dispositions in Process P er ce nt ag e of T ot al A LR 315 Park Ave South Credit Suisse 146K SF 650 California Littler 116K SF As of 11/4/2015 Total ALR Expiring by Year

14 POSTIONED FOR SUCCESS Dispositions • 17 assets identified; 11 completed and 6 remaining in process Leasing and Operations • Continue to proactively address upcoming expirations • Unlock value of recent acquisitions through leasing and capital projects Capital Markets • Reduce short-term debt Investments • Acquisitions consistent with high-barrier market strategy • Opportunistic share repurchases 100 East Pratt Near-Term Objectives

15 PORTFOLIO OPERATIONS 221 Main Street, San Francisco

16 SAN FRANCISCO Market Portfolio Overview 2 M Total SF 96.6% Leased 0 50 100 150 200 250 Vacant Q4 2015 2016 2017 2018 2019 100% CBD and Urban Infill Expirations (SF, thousands) 5.2 years average remaining lease term Top Tenant Industries • Financial Services • Business Services • Legal Services • Security & Commodity Brokers • Non-depository Institutions

SAN FRANCISCO

650 CALIFORNIA STREET
North Financial District



- **Value-add acquisition,** with 36% rollover through 2016 and in-place leases ~70% below current market rents.[1]
- **Capital improvements** including a new marketing center, spec suites, and lobby upgrades are driving demand
- **Large block of space available** (120K SF) early in 2016

Already beating underwriting rates with our first leases*

221 MAIN STREET
South Financial District

- **Value-add acquisition,** with 33% rollover through 2016 and in-place leases ~60% below current market rents.[1]
- **Capital improvements** underway including outdoor terrace and tenant conference center
- **Over 190,000 SF leased since acquisition**
  - DocuSign expanded to 119K SF
  - Prosper Marketplace signed 48K SF



Average rates 20%+ above underwriting, with occupancy over 95%

[1] Based on management's estimate of net market rents. * Includes 23K SF Textainer renewal and 15K SF 18th floor spec suites.

17

18 SAN FRANCISCO UNIVERSITY CIRCLE Palo Alto, CA (San Francisco) Returned to near 100% occupancy while marking rents to market • Faced significant vacancy in 2011 at this 451K SF, Class-A property after law firm bankruptcies • Remodeled vacant suites to reposition for more diverse tenancy and to attract tech demand • Completed 273K SF total leasing since 2011 • Achieved rate roll-ups on nearly all renewals/ extensions (avg. cash increase of 15%+ from prior rents) 333 MARKET STREET Financial District, San Francisco Core, trophy asset anchors our growth-oriented San Francisco portfolio • Stabilized, Class-A asset acquired in 2012 • Fully leased to Wells Fargo N.A., highly credit- worthy tenant, through October of 2026 • Over $80 M in capital improvements before purchase modernized this 33-story trophy tower, constructed in 1979

19 NEW YORK CITY Market Portfolio Overview 1.2 M Total SF 93.7% Leased 0 50 100 150 200 250 300 350 400 450 Vacant Q4 2015 2016 2017 2018 2019 100% CBD and Urban Infill Expirations (SF, thousands) 4.3 years average remaining lease term Top Tenant Industries • Business Services • Legal Services • Security & Commodity Brokers • Communication • Motion Pictures

20 NEW YORK CITY Core, trophy asset acquired as anchor for our growth-oriented New York portfolio 1 Based on management’s estimate of net market rents. 315 PARK AVENUE SOUTH Midtown South Positioned to maximize value through leasing and capital improvements • Value-add acquisition, with over 70% of leases rolling through 2017 and current rents substantially below market1 • Strategic capital improvements underway to support leasing efforts • Teaming with top Manhattan office developer and operator L&L Holding Company to lead leasing and management 229 W. 43RD STREET (former New York Times building) • High-profile, multi-tenant asset with stable income - Long-term leases (weighted avg. 7.6 years) at net rents ~15% below market1 - $167M redevelopment program just completed, including full upgrade of infrastructure, amenities and aesthetics - Coveted location appealing to tech, advertising, media and IT tenants • Increased exposure in our second-largest market Core, trophy asset acquired as anchor for our growth-oriented New York portfolio.

21 NEW YORK CITY 222 East 41st Street • Expiration of Jones Day lease (354K SF) October 2016 • Completed new marketing suite and upgrading entrance, lobby and amenities to enhance property’s appeal • Marketing aggressively to create awareness of this large, consecutive block of space in a newer-construction building • Rare leasing opportunity for Midtown/Grand Central submarket Attractively positioned to maximize leasing opportunities in advance of single- tenant expiration

22 WASHINGTON, D.C. Market Portfolio Overview1 636 K Total SF 84.0% Leased 0 20 40 60 80 100 120 140 160 180 Vacant Q4 2015 2016 2017 2018 2019 100% CBD and Urban Infill Expirations (SF, thousands) 7.0 years average remaining lease term Top Tenant Industries • Transportation Equipment • Legal Services • Membership Organizations • Business Services • Electric, Gas, and Sanitary Services 1 As of 9/30/15, pro forma for the Market Square joint venture on 10/28/2015

23 WASHINGTON, D.C. 80 M STREET Navy Yard Adding value through vacancy lease-up and capital enhancements • LEED Gold Class-A office building located at D.C.’s Navy Yard • 88.4% leased to multiple tenants, primarily defense • Renewal and expansion recently signed with Engility for 45K SF MARKET SQUARE Pennsylvania Avenue Proactively leasing an iconic asset to drive long-term value • Trophy Class-A office complex • 227K SF of leases signed since 2014 - Edison Electric renewed and extended through 2030 (79K SF) - Backfilled ~26% of 2015 & 2016 expiring law firm space • Enhancing positioning through renovations to lobbies and other common areas • Blackstone Property Partners is our 49% JV partner

24 BOSTON 116 Huntington Avenue Lease Roll Summary 0% 5% 10% 15% 20% 25% Vacant Q4 2015 2016 2017 2018 21% Current vacancy offers immediate lease-up opportunity • Value-add acquisition in Boston’s Back Bay, purchased in January 2015 • Premium top two floors currently available in the desirable Back Bay submarket in Boston’s urban core • Marketing campaign and capital improvements underway

25 ATLANTA Market Portfolio Overview 1.7 M Total SF 94.2% Leased 0 20 40 60 80 100 120 Vacant Q4 2015 2016 2017 2018 2019 61.3% CBD and Urban Infill Expirations (SF, thousands) 5.4 years average remaining lease term Map data ©2015 Google on Lindbergh Center One and Three Glenlake Parkway Top Tenant Industries • Communication • Rubber & Misc. Plastics • Business Services • Eating & Drinking Places • Non-depository Institutions

26 ATLANTA LINDBERGH CENTER • Located in Buckhead, Atlanta’s top submarket, directly adjacent to mass transit • Fully leased to AT&T through December of 2020 Long-term leased asset, with highly-creditworthy tenant • Class-A campus in Central Perimeter • Over 100K SF of recent leasing activity, including new leases with Oracle, Comcast, and McDonald’s ONE GLENLAKE PARKWAY Leases extend to 2022 and beyond for nearly half of building • Class-A campus in Central Perimeter • Fully leased to Newell Rubbermaid through March 2020 Opportunity to release entire building at Newell’s expiration, in a strong submarket THREE GLENLAKE PARKWAY

27 HOUSTON Market Portfolio Overview 1.2 M Total SF 87.4% Leased 0 50 100 150 200 250 300 350 400 450 Vacant Q4 2015 2016 2017 2018 2019 70.8% CBD and Urban Infill Expirations (SF, thousands) 4.4 years average remaining lease term Map data ©2015 Google 5 Houston Center Houston Energy Center I 515 Post Oak Blvd. Top Tenant Industries • Heavy Construction • Legal Services • Oil & Gas Extraction • Engineering & Management Services • Business Services

28 HOUSTON • Premier Houston CBD location • Nearly 600K SF of Class-A office space • 11% average rollup to prior rents on 18K SF of leasing completed since 2014 5 HOUSTON CENTER Nearly five years of lease term remaining, on average 515 POST OAK Renovations are attracting interest to support lease-up • Galleria submarket • Fully renovated in 2013, converting property from single-tenant to multi-tenant use Fully-leased, newer-construction building ENERGY CENTER I • Energy Corridor submarket • 100% leased to Amec Foster Wheeler through August 2018

29 LOS ANGELES Pasadena Corporate Park Flexible campus with a diverse tenant roster Pasadena Corporate Park Map data ©2015 Google, INEGI • Located in Pasadena, one of LA’s most popular and affluent suburbs • Multi-building campus totaling 264K SF • 94% leased to Green Dot Corp., Tetra Tech Inc., others

30 OTHER MARKETS Combined Overview 2.5 M Total SF 99.3% Leased 0 50 100 150 200 250 Vacant Q4 2015 2016 2017 2018 2019 58.4% Multi-Tenant 36.0% CBD and Urban Infill Expirations (SF, thousands) 7.3 years average remaining lease term Map data ©2015 Google, INEGI International Financial Tower Jersey City, NJ Cranberry Woods Drive Pittsburgh, PA Sterling Commerce Dallas, TX South Jamaica Street Denver, CO SanTan Corporate Center Phoenix, AZ

31 OTHER MARKETS INTERNATIONAL FINANCIAL TOWER N. New Jersey STERLING COMMERCE Dallas S. JAMAICA STREET Denver CRANBERRY WOODS Pittsburgh SANTAN CORPORATE CENTER Chandler, AZ (Phoenix)

32 PLANNED DISPOSITIONS Combined Overview1 3.9 M Total SF 92.8% Leased 0 100 200 300 400 500 600 700 800 Vacant Q4 2015 2016 2017 2018 2019 86.4% Multi-Tenant 80.2% CBD and Urban Infill Expirations (SF, thousands) 8.2 years average remaining lease term 1 Includes six total assets, including 1881 Campus Commons (Reston, VA), 800 N. Frederick Ave. (Gaithersburg, MD), 265 Shuman Blvd. (Naperville, IL) and the three assets outlined on the following slide. 263 Shuman Blvd. Naperville, IL Key Tower Cleveland 80 Park Plaza Newark, NJ 800 N. Frederick Gaithersburg, MD 1881 Campus Commons Reston, VA 100 East Pratt Baltimore Map data ©2015 Google, INEGI

33 PLANNED DISPOSITIONS 1881 CAMPUS COMMONS Reston, VA KEY TOWER Cleveland 263 SHUMAN BLVD. Naperville, IL 800 N. FREDERICK Gaithersburg, MD 80 PARK PLAZA Newark, NJ 100 EAST PRATT Baltimore

34 650 California Street, San Francisco BALANCE SHEET OVERVIEW

35 BALANCE SHEET OVERVIEW Sources Asset Sales Reston, VA and Gaithersburg, MD assets $90-$110M Cleveland, Baltimore, and Newark assets $600-$700M Total $690-$810M Uses Short-Term Bridge Loan $180M1 LOC Borrowings $246M1 Total $426M Remaining Cash for Investments $264-384M 1 Balance as of 11/10/2015 and reflects repayments associated with the Market Square joint venture which closed on 10/28/2015 Near Term Sources & Uses

36 BALANCE SHEET OVERVIEW • Baa2 Stable / BBB Stable ratings • 36% Debt-to-Gross-Real-Estate- Assets1 • 25% Secured / 75% Unsecured • 6.51x Net Debt2 to Adjusted EBITDA3 (as of Q3 2015) • 3.65x Fixed-Charge Coverage Ratio (as of Q3 2015) • Large unencumbered asset pool of $4.4 billion (81% of total portfolio)1,4 Mortgage Debt Bonds Term Loans Line of Credit 25% 32% 30% 13% Conservative Leverage Diversified Debt Capital Sources1 Unless otherwise noted, data are as of September 30, 2015; 1Pro Forma for the 49% joint venture of Market Square which closed on October 28, 2015 and the subsequent repayment of $120M of short-term borrowings. 2Net Debt is calculated as the total principal amount of debt outstanding, minus cash and cash equivalents and discounts on bonds payable. 3Q3 2015 EBITDA of $93.3M adjusted for (i) gain on sale of real estate assets of ($20.2M), (ii) real estate acquisition-related costs of $1.7M, (iii) settlement of interest rate swap of $1.1M and (iv) loss on early extinguishment of debt of $2.7M. 4Based on Gross Real Estate Assets. 4.87% 4.67% 1.85% L+100

37 BALANCE SHEET OVERVIEW 39.0 122.0 30.0 129.4 165.8 246.0 180.0 300.0 150.0 250.0 350.0 0.0 100.0 200.0 300.0 400.0 500.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cu rr en t M at ur iti es n Mortgage Debt ($M) n Line of Credit ($M) n Unsecured Term Loan ($M) n Bonds ($M) Note: Data as of September 30, 2015, pro forma for the 49% joint venture of Market Square which closed on October 28, 2015 and the subsequent repayment of $120M of short-term borrowings. LOC balance as of 11/10/2015. 2.18% 4.59% 5.87% 2.27% 1.31% 3.52% 5.07% 4.15% Debt Maturities

38 FOR MORE INFORMATION: Columbia Property Trust Investor Relations Tripp Sullivan, SCR Partners, LLC t 615-760-1104 e IR @ columbiapropertytrust.com 0050-CXPPRES1507 Market Square, Washington D.C.